                                                                    EXHIBIT 99.2


CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Alaska Air Group, Inc.

Three Months Ended March 31                             2001           2001           2002           2002
(In Millions Except Per Share Amounts)           As Reported    As Restated    As Reported    As Restated
---------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                         $    479.8     $    477.5     $    456.1     $    455.9
Freight and mail                                        20.6           20.6           17.1           17.1
Other - net                                             15.6           18.3           23.7           27.1
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                               516.0          516.4          496.9          500.1
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                     192.0          191.5          204.6          202.9
Contracted services                                     20.9           21.8           22.8           24.7
Aircraft fuel                                           89.7           89.7           64.7           64.7
Aircraft maintenance                                    50.1           52.7           43.1           43.2
Aircraft rent                                           46.2           46.2           46.5           46.5
Food and beverage service                               14.0           14.0           14.3           14.3
Commissions                                             15.4           15.4           12.4           12.4
Other selling expenses                                  31.8           31.8           30.2           30.2
Depreciation and amortization                           29.9           30.4           31.7           32.3
(Gain) loss on sale of assets                            0.8            0.8           (0.6)          (0.6)
Landing fees and other rentals                          28.3           27.9           30.1           29.8
Other                                                   46.4           48.2           48.5           49.3
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                               565.5          570.4          548.3          549.7
---------------------------------------------------------------------------------------------------------
OPERATING LOSS                                         (49.5)         (54.0)         (51.4)         (49.6)
---------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                          8.1            7.2            4.4            4.4
Interest expense                                       (12.1)         (12.1)         (11.9)         (11.9)
Interest capitalized                                     3.6            4.2            0.2            0.2
Other - net                                             (1.4)          (0.9)           5.3            4.5
---------------------------------------------------------------------------------------------------------
                                                        (1.8)          (1.6)          (2.0)          (2.8)
---------------------------------------------------------------------------------------------------------
Loss before income tax and accounting change           (51.3)         (55.6)         (53.4)         (52.4)
Income tax benefit                                     (18.2)         (19.9)         (19.0)         (18.7)
---------------------------------------------------------------------------------------------------------
Loss before accounting change                          (33.1)         (35.7)         (34.4)         (33.7)
Cumulative effect of accounting change                    --             --             --          (51.4)
---------------------------------------------------------------------------------------------------------
Net Loss                                          $    (33.1)    $    (35.7)    $    (34.4)    $    (85.1)
=========================================================================================================

BASIC LOSS PER SHARE:
  Loss before accounting change                   $    (1.25)   $     (1.35)   $     (1.30)   $     (1.27)
  Cumulative effect of accounting change                  --             --             --          (1.94)
---------------------------------------------------------------------------------------------------------
  Net Loss                                        $    (1.25)   $     (1.35)   $     (1.30)   $     (3.21)
=========================================================================================================
DILUTED LOSS PER SHARE:
  Loss before accounting change                   $    (1.25)   $     (1.35)   $     (1.30)   $     (1.27)
  Cumulative effect of accounting change                  --             --             --          (1.94)
---------------------------------------------------------------------------------------------------------
  Net Loss                                        $    (1.25)   $     (1.35)   $     (1.30)   $     (3.21)
==========================================================================================================
Shares used for computation:
  Basic                                               26.471         26.471         26.532         26.532
  Diluted                                             26.471         26.471         26.532         26.532

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Alaska Air Group, Inc.

Three Months Ended June 30                               2001           2001           2002           2002
(In Millions Except Per Share Amounts)            As Reported    As Restated    As Reported    As Restated
----------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                          $    534.3     $    533.6     $    525.4     $    525.4
Freight and mail                                         24.1           24.0           21.3           21.2
Other - net                                              20.9           25.2           27.4           29.1
----------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                                579.3          582.8          574.1          575.7
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                      194.1          194.0          212.4          211.8
Contracted services                                      20.9           21.9           22.3           22.4
Aircraft fuel                                            89.8           89.8           75.1           75.2
Aircraft maintenance                                     45.2           47.3           42.4           42.3
Aircraft rent                                            46.3           46.3           46.8           46.8
Food and beverage service                                15.4           15.4           17.0           17.0
Commissions                                              16.4           16.3           11.5           11.5
Other selling expenses                                   32.8           32.8           33.5           33.5
Depreciation and amortization                            31.6           32.2           34.2           34.0
Loss on sale of assets                                    0.4            0.4            0.0            0.1
Landing fees and other rentals                           30.7           30.4           36.1           36.0
Other                                                    44.4           47.0           49.6           50.1
----------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                568.0          573.8          580.9          580.7
----------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                  11.3            9.0           (6.8)          (5.0)
----------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                           5.7            4.8            5.8            5.7
Interest expense                                        (10.6)         (10.6)         (11.6)         (11.6)
Interest capitalized                                      2.3            2.9            0.5            0.6
U.S. government compensation                               --             --            5.6            0.1
Other - net                                              (0.5)           0.4             --            6.4
----------------------------------------------------------------------------------------------------------
                                                         (3.1)          (2.5)           0.3            1.2
----------------------------------------------------------------------------------------------------------
Income (loss) before income tax                           8.2            6.5           (6.5)          (3.8)
Income tax expense (benefit)                              3.5            3.0           (2.0)          (0.9)
----------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                  $      4.7     $      3.5     $     (4.5)    $     (2.9)
==========================================================================================================
BASIC EARNINGS (LOSS) PER SHARE                    $     0.18     $     0.13     $    (0.17)    $    (0.11)
==========================================================================================================
DILUTED EARNINGS (LOSS) PER SHARE                  $     0.18     $     0.13     $    (0.17)    $    (0.11)
==========================================================================================================
Shares used for computation:
  Basic                                                26.481         26.481         26.548         26.548
  Diluted                                              26.526         26.526         26.548         26.548

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

Three Months Ended September 30                         2001           2001           2002           2002
(In Millions Except Per Share Amounts)           As Reported    As Restated    As Reported    As Restated
---------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                         $    536.8     $    536.2     $    569.8     $    570.7
Freight and mail                                        22.6           22.6           21.0           21.1
Other - net                                             24.0           28.6           29.3           28.8
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                               583.4          587.4          620.1          620.6
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                     205.0          202.7          224.8          224.1
Contracted services                                     19.2           21.4           22.0           22.2
Aircraft fuel                                           85.6           85.6           82.8           82.7
Aircraft maintenance                                    42.7           43.6           35.8           35.8
Aircraft rent                                           46.0           46.0           48.3           48.3
Food and beverage service                               15.2           15.2           18.6           18.6
Commissions                                             16.0           16.1            7.2            7.2
Other selling expenses                                  31.8           31.8           32.5           32.5
Depreciation and amortization                           33.7           34.4           34.8           34.4
(Gain) loss on sale of assets                            0.3            0.3           (0.2)          (0.3)
Landing fees and other rentals                          33.8           33.2           38.9           38.1
Other                                                   41.3           43.5           51.0           51.5
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                               570.6          573.8          596.5          595.1
---------------------------------------------------------------------------------------------------------
OPERATING INCOME                                        12.8           13.6           23.6           25.5
---------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                          7.1            6.2            5.8            6.0
Interest expense                                       (11.8)         (11.8)         (10.5)         (11.3)
Interest capitalized                                     1.6            2.2             --            0.7
U.S. government compensation                            29.1           29.1            0.5            0.4
Other - net                                             (0.5)           0.5           (3.0)          (2.0)
---------------------------------------------------------------------------------------------------------
                                                        25.5           26.2           (7.2)          (6.2)
---------------------------------------------------------------------------------------------------------
Income before income tax                                38.3           39.8           16.4           19.3
Income tax expense                                      13.0           13.6            5.8            6.8
---------------------------------------------------------------------------------------------------------
NET INCOME                                        $     25.3     $     26.2     $     10.6     $     12.5
=========================================================================================================
BASIC EARNINGS PER SHARE                          $     0.95     $     0.99     $     0.40     $     0.47
=========================================================================================================
DILUTED EARNINGS PER SHARE                        $     0.95     $     0.99     $     0.40     $     0.47
=========================================================================================================
Shares used for computation:
  Basic                                               26.514         26.514         26.549         26.549
  Diluted                                             26.559         26.559         26.562         26.562

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

Three Months Ended December 31                         2001           2001           2002
(In Millions Except Per Share Amounts)          As Reported    As Restated    As Reported
-----------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                        $    422.1     $    425.0     $    485.7
Freight and mail                                       19.0           19.0           17.7
Other - net                                            21.1           22.1           24.3
-----------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                              462.2          466.1          527.7
-----------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                    208.2          207.3          219.3
Contracted services                                    21.0           21.7           23.7
Aircraft fuel                                          59.2           59.3           79.4
Aircraft maintenance                                   36.0           37.7           48.9
Aircraft rent                                          47.4           47.4           48.8
Food and beverage service                              13.7           13.7           16.3
Commissions                                            12.4           12.3            3.9
Other selling expenses                                 28.5           28.5           28.7
Depreciation and amortization                          36.5           37.2           31.8
Loss on sale of assets                                  3.2            3.1            0.9
Landing fees and other rentals                         36.9           36.6           36.4
Other                                                  45.4           46.1           49.4
Special charges                                        10.2           10.2             --
-----------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                              558.6          561.1          587.5
-----------------------------------------------------------------------------------------
OPERATING LOSS                                        (96.4)         (95.0)         (59.8)
-----------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                         4.9            4.0            5.1
Interest expense                                      (12.8)         (12.9)         (11.5)
Interest capitalized                                    0.6            1.3            1.2
U.S. government compensation                           52.3           52.3             --
Other - net                                            (1.3)          (4.0)           0.1
-----------------------------------------------------------------------------------------
                                                       43.7           40.7           (5.1)
-----------------------------------------------------------------------------------------
Loss before income tax                                (52.7)         (54.3)         (64.9)
Income tax benefit                                    (16.3)         (16.9)         (21.8)
-----------------------------------------------------------------------------------------
NET LOSS                                         $    (36.4)    $    (37.4)    $    (43.1)
=========================================================================================
BASIC LOSS PER SHARE                             $    (1.37)    $    (1.41)    $    (1.62)
=========================================================================================
DILUTED LOSS PER SHARE                           $    (1.37)    $    (1.41)    $    (1.62)
=========================================================================================
Shares used for computation:
  Basic                                              26.528         26.528         26.556
  Diluted                                            26.528         26.528         26.556

CONSOLIDATED STATEMENTS OF OPERATIONS
Alaska Airlines, Inc.

Three Months Ended March 31                                   2001               2001               2002              2002
(In Millions Except Per Share Amounts)                 As Reported        As Restated        As Reported       As Restated
--------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                               $    385.1         $    382.8         $    374.2        $    374.0
Freight and mail                                              18.3               18.3               15.9              15.9
Other - net                                                   14.7               17.5               18.8              22.3
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                                     418.1              418.6              408.9             412.2
--------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                           155.3              154.7              167.3             165.7
Contracted services                                           17.9               18.8               19.9              21.8
Aircraft fuel                                                 74.0               74.0               55.2              55.2
Aircraft maintenance                                          31.1               34.5               36.5              35.6
Aircraft rent                                                 35.3               35.3               31.8              31.8
Food and beverage service                                     13.2               13.2               13.9              13.9
Commissions                                                   15.9               15.9               14.3              14.2
Other selling expenses                                        26.0               26.0               24.9              24.9
Depreciation and amortization                                 23.1               23.6               27.6              28.2
Loss on sale of assets                                         0.9                0.9                0.1              --
Landing fees and other rentals                                21.5               21.5               23.7              23.6
Other                                                         36.4               38.0               35.5              36.3
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                     450.6              456.4              450.7             451.2
--------------------------------------------------------------------------------------------------------------------------
OPERATING LOSS                                               (32.5)             (37.8)             (41.8)            (39.0)
--------------------------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                                9.5                8.6                5.0               5.0
Interest expense                                             (12.1)             (12.1)             (11.9)            (11.9)
Interest capitalized                                           2.6                3.2                0.1               0.1
Other - net                                                   (1.2)              (0.5)               4.7               4.1
--------------------------------------------------------------------------------------------------------------------------
                                                              (1.2)              (0.8)              (2.1)             (2.7)
--------------------------------------------------------------------------------------------------------------------------
Loss before income tax and cumulative effect of
accounting change                                            (33.7)             (38.6)             (43.9)            (41.7)
Income tax benefit                                           (12.1)             (13.9)             (15.7)            (14.9)
--------------------------------------------------------------------------------------------------------------------------
Loss before accounting change                                (21.6)             (24.7)             (28.2)            (26.8)
Cumulative effect of change in accounting                     --                 --                 --               (12.5)
--------------------------------------------------------------------------------------------------------------------------
NET LOSS                                                     (21.6)             (24.7)             (28.2)            (39.3)
==========================================================================================================================
OPERATING STATISTICS:
Revenue passengers (000)                                     3,198              3,198              3,193             3,193
RPMs (000,000)                                               2,895              2,895              2,977             2,977
ASMs (000,000)                                               4,428              4,428              4,467             4,467
Passenger load factor                                         65.4%              65.4%              66.7%             66.7%
Yield per passenger mile                                     13.30 (cents)      13.22 (cents)      12.57 (cents)     12.56 (cents)
Operating revenue per ASM                                     9.44 (cents)       9.45 (cents)       9.16 (cents)      9.23 (cents)
Operating expenses per ASM                                   10.18 (cents)      10.31 (cents)      10.09 (cents)     10.10 (cents)
Expense per ASM excluding fuel                                8.51 (cents)       8.64 (cents)       8.86 (cents)      8.87 (cents)
Fuel cost per gallon                                          97.1 (cents)       97.1 (cents)       73.6 (cents)      73.6 (cents)
Fuel gallons (000,000)                                        76.2               76.2               75.0              75.0
Average number of employees                                 10,203             10,203              9,815             9,815
Aircraft utilization (blk hrs/day)                            11.0               11.0               10.1              10.1
Operating fleet at period-end                                   96                 96                102               102

CONSOLIDATED STATEMENTS OF OPERATIONS
Alaska Airlines, Inc.

Three Months Ended June 30                              2001              2001              2002              2002
(In Millions Except Per Share Amounts)           As Reported       As Restated       As Reported       As Restated
------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                         $    434.7        $    434.1        $    433.6        $    433.6
Freight and mail                                        21.4              21.4              20.0              20.0
Other - net                                             15.2              19.2              23.3              25.1
------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                               471.3             474.7             476.9             478.7
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                     157.5             157.5             175.2             174.5
Contracted services                                     18.2              19.2              19.2              19.4
Aircraft fuel                                           74.1              74.1              64.2              64.2
Aircraft maintenance                                    32.1              32.6              36.1              36.1
Aircraft rent                                           35.0              35.0              31.8              31.8
Food and beverage service                               14.7              14.7              16.2              16.2
Commissions                                             18.2              18.2              14.2              14.2
Other selling expenses                                  26.6              26.6              27.8              27.8
Depreciation and amortization                           24.6              25.2              28.8              28.5
Loss on sale of assets                                   0.3               0.3               0.1               0.2
Landing fees and other rentals                          23.3              23.4              28.4              28.5
Other                                                   35.6              37.7              37.1              37.5
------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                               460.2             464.5             479.1             478.9
------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                 11.1              10.2              (2.2)             (0.2)
------------------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                          6.8               6.0               6.1               6.1
Interest expense                                       (10.6)            (10.6)            (11.6)            (11.6)
Interest capitalized                                     1.2               1.9               0.4               0.4
U.S. government compensation                             0.0              --                 0.0               0.1
Other - net                                             (0.2)              0.6               4.6               5.1
------------------------------------------------------------------------------------------------------------------
                                                        (2.8)             (2.1)             (0.5)              0.1
------------------------------------------------------------------------------------------------------------------
Income (loss) before income tax                          8.3               8.1              (2.7)             (0.1)
Income tax expense (benefit)                             3.5               3.5              (0.2)              0.7
------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                        4.8               4.6              (2.5)             (0.8)
==================================================================================================================
OPERATING STATISTICS:
Revenue passengers (000)                               3,698             3,698             3,616             3,616
RPMs (000,000)                                         3,290             3,290             3,372             3,372
ASMs (000,000)                                         4,683             4,683             4,929             4,929
Passenger load factor                                   70.3%             70.3%             68.4%             68.4%
Yield per passenger mile                               13.21 (cents)     13.19 (cents)     12.86 (cents)     12.86 (cents)
Operating revenue per ASM                              10.06 (cents)     10.14 (cents)      9.68 (cents)      9.71 (cents)
Operating expenses per ASM                              9.82 (cents)      9.92 (cents)      9.72 (cents)      9.71 (cents)
Expense per ASM excluding fuel                          8.24 (cents)      8.34 (cents)      8.42 (cents)      8.41 (cents)
Fuel cost per gallon                                    92.3 (cents)      92.3 (cents)      78.0 (cents)      78.0 (cents)
Fuel gallons (000,000)                                  80.3              80.3              82.3              82.3
Average number of employees                           10,201            10,201            10,222            10,222
Aircraft utilization (blk hrs/day)                      11.1              11.1              10.8              10.8
Operating fleet at period-end                            100               100               102               102

CONSOLIDATED STATEMENTS OF OPERATIONS
Alaska Airlines, Inc.

Three Months Ended September 30                          2001              2001              2002              2002
(In Millions Except Per Share Amounts)            As Reported       As Restated       As Reported       As Restated
-------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                          $    441.8        $    441.1        $    467.1        $    468.0
Freight and mail                                         20.8              20.8              19.7              19.6
Other - net                                              17.4              22.3              25.2              24.8
-------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                                480.0             484.2             512.0             512.4
-------------------------------------------------------------------------------------------------------------------
Operating Expenses
Wages and benefits                                      166.6             164.3             186.0             185.4
Contracted services                                      16.8              19.0              19.0              19.1
Aircraft fuel                                            71.7              71.8              70.7              70.7
Aircraft maintenance                                     32.2              32.9              31.6              31.6
Aircraft rent                                            33.7              33.7              32.1              32.2
Food and beverage service                                14.5              14.4              17.8              17.8
Commissions                                              16.3              16.4              12.1              12.1
Other selling expenses                                   26.3              26.3              26.1              26.1
Depreciation and amortization                            26.7              27.3              29.5              29.2
Loss on sale of assets                                    0.6               0.6               0.5               0.5
Landing fees and other rentals                           25.9              25.9              30.2              30.1
Other                                                    32.8              34.6              39.5              38.9
-------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                464.1             467.2             495.1             493.7
-------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                         15.9              17.0              16.9              18.7
-------------------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                           7.9               7.0               6.3               6.4
Interest expense                                        (11.9)            (11.8)            (11.3)            (11.2)
Interest capitalized                                      1.0               1.5               0.5               0.5
U.S. government compensation                             18.7              18.7               0.3               0.2
Other - net                                              (0.3)              0.6              (2.3)             (1.5)
-------------------------------------------------------------------------------------------------------------------
                                                         15.4              16.0              (6.5)             (5.6)
-------------------------------------------------------------------------------------------------------------------
Income before income tax                                 31.3              33.0              10.4              13.1
Income tax expense                                       10.1              10.7               3.2               4.2
-------------------------------------------------------------------------------------------------------------------
NET INCOME                                               21.2              22.3               7.2               8.9
===================================================================================================================
OPERATING STATISTICS:
Revenue passengers (000)                                3,747             3,747             3,978             3,978
RPMs (000,000)                                          3,328             3,328             3,673             3,673
ASMs (000,000)                                          4,687             4,687             5,207             5,207
Passenger load factor                                    71.0%             71.0%             70.5%             70.5%
Yield per passenger mile                                13.27 (cents)     13.25 (cents)     12.72 (cents)     12.74 (cents)
Operating revenue per ASM                               10.24 (cents)     10.33 (cents)      9.83 (cents)      9.84 (cents)
Operating expenses per ASM                               9.90 (cents)      9.97 (cents)      9.51 (cents)      9.48 (cents)
Expense per ASM excluding fuel                           8.37 (cents)      8.44 (cents)      8.15 (cents)      8.13 (cents)
Fuel cost per gallon                                     90.1 (cents)      90.1 (cents)      81.6 (cents)      81.6 (cents)
Fuel gallons (000,000)                                   79.6              79.6              86.6              86.6
Average number of employees                            10,222            10,222            10,465            10,465
Aircraft utilization (blk hrs/day)                       10.3              10.3              11.2              11.2
Operating fleet at period-end                             102               102               102               102

CONSOLIDATED STATEMENTS OF OPERATIONS
Alaska Airlines, Inc.

Three Months Ended December 31                          2001                 2001                2002
(In Millions Except Per Share Amounts)           As Reported          As Restated         As Reported
-----------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                         $    346.7           $    349.6          $    392.2
Freight and mail                                        17.7                 17.7                16.6
Other - net                                             17.1                 18.2              21.0
-----------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                               381.5                385.5               429.8
-----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                     167.3                166.4               179.9
Contracted services                                     18.3                 19.0                20.4
Aircraft fuel                                           50.0                 49.9                67.2
Aircraft maintenance                                    29.7                 29.7                41.9
Aircraft rent                                           33.6                 33.6                32.4
Food and beverage service                               13.1                 13.2                15.6
Commissions                                             13.7                 13.6                 7.6
Other selling expenses                                  23.8                 23.8                23.1
Depreciation and amortization                           29.2                 30.0                28.4
Loss on sale of assets                                   3.2                  3.2                 1.0
Landing fees and other rentals                          28.8                 28.7                28.3
Other                                                   35.1                 35.4                38.0
-----------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                               445.8                446.5               483.8
-----------------------------------------------------------------------------------------------------
OPERATING LOSS                                         (64.3)               (61.0)              (54.0)
-----------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                          5.4                  4.4                 5.7
Interest expense                                       (12.8)               (12.9)              (11.5)
Interest capitalized                                     0.3                  0.9                 1.0
U.S. government compensation                            52.9                 52.9                  --
Other - net                                             (1.2)                (3.1)                0.2
-----------------------------------------------------------------------------------------------------
                                                        44.6                 42.2                (4.6)
-----------------------------------------------------------------------------------------------------
Loss before income tax                                 (19.7)               (18.8)              (58.6)
Income tax benefit                                      (5.2)                (4.9)              (20.4)
-----------------------------------------------------------------------------------------------------
NET LOSS                                               (14.5)               (13.9)              (38.2)
=====================================================================================================
OPERATING STATISTICS:
Revenue passengers (000)                               3,025                3,025               3,367
RPMs (000,000)                                         2,736                2,736               3,164
ASMs (000,000)                                         4,121                4,121               4,758
Passenger load factor                                   66.4%                66.4%               66.5%
Yield per passenger mile                               12.67 (cents)        12.78 (cents)       12.40 (cents)
Operating revenue per ASM                               9.26 (cents)         9.35 (cents)        9.03 (cents)
Operating expenses per ASM                             10.82 (cents)        10.84 (cents)       10.17 (cents)
Expense per ASM excluding fuel                          9.60 (cents)         9.62 (cents)        8.76 (cents)
Fuel cost per gallon                                    71.9 (cents)         71.9 (cents)        84.7 (cents)
Fuel gallons (000,000)                                  69.6                 69.6                79.3
Average number of employees                            9,834                9,834              10,065
Aircraft utilization (blk hrs/day)                       9.2                  9.2                10.3
Operating fleet at period-end                            101                  101                 102

CONSOLIDATED STATEMENTS OF OPERATIONS
Horizon Air, Inc.

Three Months Ended March 31                            2001                  2001                 2002                2002
(In Millions Except Per Share Amounts)          As Reported           As Restated          As Reported         As Restated
--------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                         $    98.2            $    98.2            $    86.3            $    86.3
Freight and mail                                        2.3                  2.3                  1.2                  1.2
Other - net                                             1.5                  1.5                  5.7                  5.7
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                              102.0                102.0                 93.2                 93.2
--------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                     36.7                 36.7                 37.3                 37.3
Contracted services                                     3.7                  3.7                  3.9                  3.9
Aircraft fuel                                          15.7                 15.7                  9.5                  9.5
Aircraft maintenance                                   19.0                 18.2                  6.6                  7.6
Aircraft rent                                          11.0                 11.0                 14.8                 14.8
Food and beverage service                               0.8                  0.8                  0.4                  0.4
Commissions                                             2.9                  2.9                  2.3                  2.3
Other selling expenses                                  5.8                  5.8                  5.3                  5.3
Depreciation and amortization                           6.4                  6.4                  3.9                  3.9
Loss on sale of assets                                 (0.1)                (0.1)                (0.6)                (0.6)
Landing fees and other rentals                          6.9                  6.9                  6.4                  6.4
Other                                                   9.9                  9.9                 12.7                 12.7
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                              118.7                117.9                102.5                103.5
--------------------------------------------------------------------------------------------------------------------------
OPERATING LOSS                                        (16.7)               (15.9)                (9.3)               (10.3)
--------------------------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest expense                                       (1.1)                (1.1)                (0.5)                (0.5)
Interest capitalized                                    1.1                  1.1                  0.2                  0.2
Other - net                                            (0.4)                (0.4)                 0.6                  0.4
--------------------------------------------------------------------------------------------------------------------------
                                                       (0.4)                (0.4)                 0.3                  0.1
--------------------------------------------------------------------------------------------------------------------------
LOSS BEFORE INCOME TAX                                (17.1)               (16.3)                (9.0)               (10.2)
==========================================================================================================================

OPERATING STATISTICS:
Revenue passengers (000)                              1,177                1,177                1,095                1,095
RPM's (000,000)                                         336                  336                  329                  329
ASM's (000,000)                                         543                  543                  531                  531
Passenger load factor                                  61.8%                61.8%                62.0%                62.0%
Yield per passenger mile                              29.24 (cents)        29.24 (cents)        26.20 (cents)        26.20 (cents)
Operating revenue per ASM                             18.78 (cents)        18.78 (cents)        17.56 (cents)        17.56 (cents)
Operating expense per ASM                             21.85 (cents)        21.71 (cents)        19.31 (cents)        19.50 (cents)
Expense per ASM excluding fuel                        18.96 (cents)        18.83 (cents)        17.52 (cents)        17.71 (cents)
Fuel cost per gallon                                  100.1 (cents)        100.1 (cents)         77.2 (cents)         77.2 (cents)
Fuel gallons (000)                                     15.6                 15.6                 12.3                 12.3
Average number of employees                           3,923                3,923                3,452                3,452
Aircraft utilization (blk hrs/day)                      8.1                  8.1                  7.1                  7.1
Operating fleet at period-end                            63                   63                   62                   62

CONSOLIDATED STATEMENTS OF OPERATIONS
Horizon Air, Inc.

Three Months Ended June 30                            2001                  2001                 2002                 2002
(In Millions Except Per Share Amounts)         As Reported           As Restated          As Reported          As Restated
--------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                        $   104.4             $   104.4            $    96.4            $    96.4
Freight and mail                                       2.6                   2.6                  1.2                  1.2
Other - net                                            6.9                   6.9                  5.5                  5.5
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                             113.9                 113.9                103.1                103.1
--------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                    36.6                  36.6                 37.2                 37.2
Contracted services                                    3.4                   3.4                  4.2                  4.2
Aircraft fuel                                         15.7                  15.7                 11.0                 11.0
Aircraft maintenance                                  13.1                  14.7                  6.2                  6.2
Aircraft rent                                         11.3                  11.3                 14.9                 14.9
Food and beverage service                              0.7                   0.7                  0.8                  0.8
Commissions                                            3.1                   3.1                  2.1                  2.1
Other selling expenses                                 6.3                   6.2                  5.7                  5.7
Depreciation and amortization                          6.7                   6.7                  5.1                  5.1
Loss on sale of assets                                 0.1                   0.1                 (0.1)                (0.1)
Landing fees and other rentals                         7.3                   7.3                  7.8                  7.8
Other                                                  8.7                   8.7                 12.3                 12.3
--------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                             113.0                 114.5                107.2                107.2
--------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                0.9                  (0.6)                (4.1)                (4.1)
--------------------------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                                                                                        0.4
Interest expense                                      (1.0)                 (1.0)                (0.5)                (0.5)
Interest capitalized                                   1.0                   1.0                  0.1                  0.1
U.S. government compensation
Other - net                                           (0.1)                 (0.2)                 1.5                  1.3
--------------------------------------------------------------------------------------------------------------------------
                                                      (0.1)                 (0.2)                 1.1                  1.3
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAX                        0.8                  (0.8)                (3.0)                (2.8)
==========================================================================================================================
OPERATING STATISTICS:
Revenue passengers (000)                             1,250                 1,250                1,192                1,192
RPM's (000,000)                                        358                   358                  374                  374
ASM's (000,000)                                        575                   575                  607                  607
Passenger load factor                                 62.2%                 62.2%                61.7%                61.7%
Yield per passenger mile                             29.19 (cents)         29.19 (cents)        25.79 (cents)        25.79 (cents)
Operating revenue per ASM                            19.79 (cents)         19.79 (cents)        16.97 (cents)        16.97 (cents)
Operating expense per ASM                            19.64 (cents)         19.90 (cents)        17.65 (cents)        17.65 (cents)
Expense per ASM excluding fuel                       16.91 (cents)         17.16 (cents)        15.84 (cents)        15.84 (cents)
Fuel cost per gallon                                  98.4 (cents)          98.4 (cents)         80.8 (cents)         80.8 (cents)
Fuel gallons (000)                                    16.0                  16.0                 13.6                 13.6
Average number of employees                          3,786                 3,786                3,417                3,417
Aircraft utilization (blk hrs/day)                     8.1                   8.1                  7.5                  7.5
Operating fleet at period-end                           63                    63                   62                   62

CONSOLIDATED STATEMENTS OF OPERATIONS
Horizon Air, Inc.

Three Months Ended September 30                         2001               2001                 2002                2002
(In Millions Except Per Share Amounts)           As Reported        As Restated          As Reported         As Restated
------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                          $    98.4          $    98.4            $   108.9           $   108.9
Freight and mail                                         1.9                1.9                  1.4                 1.4
Other - net                                              7.2                7.2                  5.2                 5.2
------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                               107.5              107.5                115.5               115.5
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                      38.4               38.4                 38.7                38.7
Contracted services                                      3.3                3.2                  4.2                 4.2
Aircraft fuel                                           13.8               13.8                 12.0                12.0
Aircraft maintenance                                    10.5               10.7                  4.3                 4.3
Aircraft rent                                           12.3               12.3                 16.2                16.2
Food and beverage service                                0.8                0.8                  0.8                 0.8
Commissions                                              3.0                3.1                  1.3                 1.3
Other selling expenses                                   5.5                5.5                  6.4                 6.4
Depreciation and amortization                            6.7                6.7                  4.9                 4.8
Loss on sale of assets                                  (0.3)              (0.3)                (0.7)               (0.8)
Landing fees and other rentals                           7.9                7.9                  8.6                 8.6
Other                                                    8.7                8.7                 12.4                12.6
------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                               110.6              110.8                109.1               109.1
------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                 (3.1)              (3.3)                 6.4                 6.4
------------------------------------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income                                                                                                      0.3
Interest expense                                        (0.7)              (0.6)                (0.6)               (0.6)
Interest capitalized                                     0.6                0.6                  0.1                 0.1
U.S. government compensation                            10.4               10.4                  0.2                 0.2
Other - net                                             (0.1)              (0.3)                (0.4)
------------------------------------------------------------------------------------------------------------------------
                                                        10.3               10.3                 (0.6)               (0.4)
------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAX                                 7.2                7.0                  5.8                 6.0
========================================================================================================================
OPERATING STATISTICS:
Revenue passengers (000)                               1,207              1,207                1,334               1,334
RPM's (000,000)                                          357                357                  424                 424
ASM's (000,000)                                          555                555                  657                 657
Passenger load factor                                   64.3%              64.3%                64.6%               64.6%
Yield per passenger mile                               27.59 (cents)      27.59 (cents)        25.66 (cents)       25.66 (cents)
Operating revenue per ASM                              19.36 (cents)      19.36 (cents)        17.58 (cents)       17.58 (cents)
Operating expense per ASM                              19.92 (cents)      19.97 (cents)        16.60 (cents)       16.60 (cents)
Expense per ASM excluding fuel                         17.44 (cents)      17.47 (cents)        14.77 (cents)       14.77 (cents)
Fuel cost per gallon                                    94.0 (cents)       94.0 (cents)         81.9 (cents)        81.9 (cents)
Fuel gallons (000)                                      14.7               14.7                 14.7                14.7
Average number of employees                            3,811              3,811                3,518               3,518
Aircraft utilization (blk hrs/day)                       7.6                7.6                  7.7                 7.7
Operating fleet at period-end                             65                 65                   63                  63

CONSOLIDATED STATEMENTS OF OPERATIONS
Horizon Air, Inc.

Three Months Ended December 31                          2001             2001             2002
(In Millions Except Per Share Amounts)           As Reported      As Restated      As Reported
----------------------------------------------------------------------------------------------
OPERATING REVENUES
Passenger                                          $    79.0        $    79.0        $    97.9
Freight and mail                                         1.3              1.3              1.1
Other - net                                              4.7              4.7              4.4
----------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                                85.0             85.0            103.4
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
Wages and benefits                                      40.9             40.9             39.4
Contracted services                                      3.4              3.5              4.3
Aircraft fuel                                            9.3              9.3             12.2
Aircraft maintenance                                     6.4              8.0              7.0
Aircraft rent                                           13.8             13.8             16.3
Food and beverage service                                0.6              0.6              0.7
Commissions                                              2.3              2.2              0.7
Other selling expenses                                   4.6              4.7              5.6
Depreciation and amortization                            6.9              6.9              3.2
Loss on sale of assets                                  (0.1)            (0.1)            (0.1)
Landing fees and other rentals                           8.1              8.1              8.4
Other                                                   10.4             10.4             11.1
Special charges                                         10.2             10.2             --
----------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                               116.8            118.5            108.8
----------------------------------------------------------------------------------------------
OPERATING LOSS                                         (31.8)           (33.5)            (5.4)
----------------------------------------------------------------------------------------------
NONOPERATING INCOME (EXPENSE)
Interest income
Interest expense                                        (0.3)            (0.3)            (0.5)
Interest capitalized                                     0.3              0.3              0.2
U.S. government compensation                            (0.6)            (0.6)            --
Other - net                                             (0.1)            (0.9)            (0.1)
----------------------------------------------------------------------------------------------
                                                        (0.7)            (1.5)            (0.4)
----------------------------------------------------------------------------------------------
LOSS BEFORE INCOME TAX                                 (32.5)           (35.0)            (5.8)
==============================================================================================

OPERATING STATISTICS:
Revenue passengers (000)                               1,034            1,034            1,194
RPM's (000,000)                                          300              300              386
ASM's (000,000)                                          474              474              632
Passenger load factor                                   63.3%            63.3%            61.1%
Yield per passenger mile                               26.33 (cents)    26.33 (cents)    25.35 (cents)
Operating revenue per ASM                              17.95 (cents)    17.93 (cents)    16.36 (cents)
Operating expense per ASM                              22.51 (cents)    22.85 (cents)    17.22 (cents)
Expense per ASM excluding fuel                         20.55 (cents)    20.89 (cents)    15.29 (cents)
Fuel cost per gallon                                    77.4 (cents)     77.4 (cents)     87.7 (cents)
Fuel gallons (000)                                      12.0             12.0             13.9
Average number of employees                            3,534            3,534            3,518
Aircraft utilization (blk hrs/day)                       6.7              6.7              7.5
Operating fleet at period-end                             60               60               63